UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) March 31, 2005



                         Commission file number 0-16023


                            UNIVERSITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                             38-2929531
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(State or other jurisdiction of     (I.R.S. Employer incorporation)
         Identification No.

959 Maiden Lane, Ann Arbor, Michigan                    48105
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (734) 741-5858
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Item 4.01       Change in Registrant's Certifying Accountants

(a) Effective May 12, 2005, University Bancorp, Inc. (the "Registrant") dismissed Grant Thornton LLP ("Grant Thornton") as its independent registered public accounting firm. The dismissal of Grant Thornton was approved by the Registrant's Audit Committee on May 12, 2005.

The audit reports of Grant Thornton LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2004 and 2003, and Grant Thornton's report on management's assessment of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of Grant Thornton's dismissal (the "Relevant Period"), there have been no disagreements between the Registrant and Grant Thornton on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreements in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission (the "Commission").

The Registrant has provided Grant Thornton with a copy of the foregoing disclosures and has requested, pursuant to the rules of the Commission, that Grant Thornton provide the Registrant with a letter addressed to the Commission stating whether Grant Thornton agrees with the statements set forth in this subsection (a) and, if not, stating the respects in which it does not agree. The Registrant has provided a copy of the foregoing statements to Grant Thornton. Attached as Exhibit 4.01 is a copy of Grant Thornton's letter to the Securities and Exchange Commission, dated May 17, 2005.


(b) Effective May 12, 2005, the Registrant engaged UHY LLP as its independent registered public accounting firm to audit the Registrant's financial statements for its current fiscal year, subject to satisfactory completion by UHY LLP of its standard client acceptance procedures. The engagement of UHY LLP was approved by the Registrant's Audit Committee on May 12, 2005.

During the Relevant Period, neither the Registrant nor (to the Registrant's knowledge) anyone acting on behalf of the Registrant consulted with UHY LLP regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any Reportable Event.


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                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


-
                                           University Bancorp, Inc.
Date:  May 25, 2005                        /s/ Stephen Lange Ranzini
                                            --------------------------------
                                           Stephen Lange Ranzini

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